UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 25, 2012

PILGRIM'S PRIDE CORPORATION
(Exact Name of registrant as specified in its charter)

Delaware	1-9273	75-1285071
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1770 Promontory Circle Greeley, CO	80634-9038
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (970) 506-8000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of Dr. Bell

On July 25, 2012, the Board of Directors (the "Board") of Pilgrim's Pride Corporation (the "Company") approved the appointment of Dr. David E. Bell of Boston, Massachusetts to the Board, effective July 25, 2012.
Dr. Bell joins the Company with expertise in a number of areas, including risk management, marketing and agribusiness.  He is currently the George M. Moffett Professor of Agriculture and Business at Harvard Business School, where he leads the annual agribusiness executive seminar. He has also served as chairman of the school's marketing faculty and as Senior Associate Dean with responsibility for faculty recruiting.
Dr. Bell will be compensated in accordance with the terms of the Company's existing director compensation program. There are no additional agreements in place.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PILGRIM'S PRIDE CORPORATION
Date: July 30, 2012	By: /s/ Fabio Sandri
Fabio Sandri
Chief Financial Officer